SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:    AUGUST 2, 1999
                                        -------------------
                        (Date of earliest event reported)




                                  SURREY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 TEXAS                   001-13383            74-2138564
-------------------------------         ----------         -------------------
(State or other jurisdiction of         Commission         (I.R.S. Employer
incorporation or organization)           File No.          Identification No.)


         13110 TRAILS END ROAD
           LEANDER, TEXAS                                      78641
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  (Address of principal executive offices)                  (Zip Code)



                                 (512) 267-7172
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              (Registrant's telephone number, including area code)

Item 4.           Changes in Registrant's Certifying Accountant.
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         On August 2, 1999, Surrey, Inc. and Ernst & Young LLP ("E&Y") ceased their current client-auditor relationship. E&Y served as Surrey's independent certifying auditors for the fiscal years 1995, 1996, 1997 and 1998. No report of E&Y for any such period contained an adverse opinion or disclaimer of opinion, or was qualified or modified in any way. The decision to change accountants was not recommended or approved by the Audit Committee or the Board of Directors of Surrey.

         There has been no disagreement between Surrey and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In April 1999, E&Y advised the Board of Directors of Surrey that it saw a "material weakness" in Surrey's internal controls, namely the need for updated inventory software and the need for Surrey to hire a controller and additional accounting personnel. E&Y stated that such report did not effect its report, dated February 9, 1999, on the financial statements of Surrey for the two fiscal years ended December 31, 1998. The Board of Directors discussed the recommendations at its April 1999 meeting and generally agreed with the recommendations made by E&Y. The Board recommended to management that new inventory software and controls should be implemented after the hiring of a controller. Management is currently reviewing the related costs of implementing the E&Y recommendations and the Board intends to further address these matters at the next Board meeting.

         Surrey is currently in the process of selecting a new firm of certifying accountants.


Item 7 (c).       Exhibits.
-----------       ---------

1                 Letter from former certifying accountant.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   August 4, 1999                    Surrey, Inc.
                                           ------------
                                           Registrant


                                           By:      /s/ Mark J. van der Hagen
                                               --------------------------------
                                                    Mark J. van der Hagen
                                                    Vice President - Finance
                                                          and Treasurer


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